Exhibit F.3.1

Form of Change Order

Reference is made to the Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. In accordance with Article 11 of the Agreement, each of Supplier and Buyer agrees to the following changes to the Agreement:

1)

[Insert description of requested change in the Equipment Supply Obligations, if any, including detailed supporting information;]

2)

The Contract Price shall be [increased][decreased] by the amount of $______, and the Payment Schedule shall be adjusted as follows:

[insert adjustments to Payment Schedule, if any];

3)

The Project Schedule shall be adjusted as follows:

[insert adjustments to Project Schedule, if any];

In all other respects the Agreement shall remain unmodified and in full force and effect.

Agreed pursuant to the Agreement by:

SUPPLIER:

BUYER:

Vestas-American Wind Technology, Inc.,

Madison Gas and Electric Company,

a California corporation

a Wisconsin corporation

By: _______________________________

By: __________________________

Name: _____________________________

Name: ________________________

Title: ______________________________

Title: _________________________

Date: ______________________________

Date: _________________________

Exhibit F.3.2

Form of Shipping Certificate

DATE:

1.

Supplier has delivered this completed Shipping Certificate to Buyer on the above date.  Capitalized terms used but not defined herein shall have the meanings set forth in that certain Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).

2.

[For use with Turbine Nacelles] Pursuant to Section 4.2.2 of the Agreement, Supplier hereby notifies Buyer that on _________, 200_, [insert number] Turbine Nacelles have been shipped.

3.

[For use with Blades] Pursuant to Section 4.2.2 of the Agreement, Supplier hereby notifies Buyer that on _________, 200_, [insert number] blades have been shipped.

4.

[For use with Hubs] Pursuant to Section 4.2.2 of the Agreement, Supplier hereby notifies Buyer that on _________, 200_, [insert number] Hubs have been shipped.

5.

[For use with Tower Sections] Pursuant to Section 4.2.2 of the Agreement, Supplier hereby notifies Buyer that on _________, 200_, [insert number] Tower sections have been shipped.

6.

The person signing below is authorized to submit this Shipping Certificate to Buyer for and on behalf of Supplier.

SUPPLIER:

Vestas–American Wind Technology, Inc.,

a California corporation

By: ____________________________

Name: __________________________

Title: ___________________________

MG&E Turbine Supply Agreement, Exhibit F.3.3

Exhibit F.3.3

Form of Delivery Certificate

SF#1091522

MG&E Turbine Supply Agreement, Exhibit F.3.3

Document   No..__________________________

Class: 1

Transport  Control  Form

Site Name:

Port Railhead

Job Site

TRUCK/CONTAINER ID.

DESCRIPTION OF GOODS

EXPECTED ARRIVAL Date &TIME

ACTUAL ARRIVAL DATE

ACTUAL TIME OF ARRIVAL

TIME UNLOADING STARTED

TIME UNLOADING FINISHED

TOTAL TIME UNLOADING

COMMENTS

If any damage parts  have been discovered

or if any parts are missing fill in the

Transport Claim Form

All the goods received on/in the above referred to truck /container has been received on the transporters final des-

tination point. The goods has been inspected and found to be in good order (excluding possible remark under

Comments)

SIGNATURE OF VESTAS

SIGNATURE OF OWNER OR REPRESENTATIVE OF OWNER

DATE AND SIGNATURE OF DRIVER

NAME OF DRIVER (BLOCK LETTERS)

Form PROJ004 R0 5-JUL-2005

CONFIDENTIAL AND PROPRIETARY TO VESTAS

SF#1091522

Exhibit B

Page 1 of 3

Vestas

Document No.. ______________

| Class: 1 | Item no.: 943220.R0 | *Transport Claim Form* |
|---|---|---|

Site Name: ______________ Claim No.. ______________

*If additional pages are needed reference to document No. and relevant section*

| | |
|---|---|
| 1. Truck /Container ID #. | |
| 2. Bill of lading #<br>Delivery note # | |
| 3. Expected time of arrival | |
| 4. Actual time of arrival | |
| 5. Time of notification | |
| 6. Notified by (persons name) | |
| 7. Time of Inspection | |
| 8. Inspected by (persons name) | |
| 9. Description of damaged Goods<br>*Describe what item has been damaged (Use packing list as reference )*<br>*Describe in detail the extent of damage*<br><br>*Documentation*<br>*If separate report is made write report #*<br><br>*Estimate value of damaged*<br>*$* ______________<br><br>*(Values below $3000,- do not require surveyors presence)* | |
| 10. Photos<br>*Always take Photos of the Items and all other relevant items in connection with the incident*<br>*Use a camera showing Date and Time* | |

| | |
|---|---|
| *Initials receiver* | *Initials driver* |

CONFIDENTIAL AND PROPRIETARY TO VESTAS

MG&E Turbine Supply Agreement, Exhibit F.3.3

SF#1091522

Exhibit B

Page 2 of 3

Vestas®

Document No.. ____________________

| Class: 1 | Item no.: 943220.R0 | *Transport Claim Form* |
|---|---|---|

| | |
|---|---|
| 11. Damaged Goods Item ID numbers<br><br>Identify *Id numbers for each damaged item (Use packing list as reference )* | |
| 12. Actions taken to limit damages<br><br>*Describe what has been done to prevent further damage to goods* | |
| 13. Description of missing GOODS<br><br>*Describe the items missing (Use packing list as reference)* | |
| 14. Missing GOODS Item ID numbers<br><br>*Identify Id numbers for each damaged item (Use packing list as reference )* | |
| 15. Has police report been filled<br>If so write report # | |

| | |
|---|---|
| *Initials receiver* | *Initials driver* |

CONFIDENTIAL AND PROPRIETARY TO VESTAS

MG&E Turbine Supply Agreement, Exhibit F.3.3

SF#1091522

Exhibit B

Page 3 of 3

Vestas

Document No.. ______________

| Class: 1 | Item no.: 943220.R0 | *Transport Claim Form* |
|---|---|---|

15. Additional comments

16.

**Name of receiver** (block letters) ______________________

Signed by : ______________________

Signed for : ______________________

Date of Signature: ______________________

*Please initial the previous page 1 and 2 Original document belongs to receiver - Copy given to driver*

17.

**Name of Driver** (block letters) ______________________

Signed by : ______________________

Signed for : ______________________

Date of Signature: ______________________

*Please initial the previous page 1 and 2 Original document belongs to receiver - Copy given to driver*

**18.**

**Name of Vestas Representative** (block letters) ______________________

Signed by : ______________________

Signed for : ______________________

Date of Signature: ______________________

*Please initial the previous page 1 and 2 Original document belongs to receiver - Copy given to driver*

CONFIDENTIAL AND PROPRIETARY TO VESTAS

MG&E Turbine Supply Agreement, Exhibit F.3.3

SF#1091522

Exhibit F.3.4

Form of Delayed Delivery Certificate

DATE:

1.

Supplier has delivered this completed Delayed Delivery Certificate to Buyer on the above date.  Capitalized terms used but not defined herein shall have the meanings set forth in that certain Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).

2.

Pursuant to Section 4.2.3 of the Agreement, Supplier hereby certifies that [insert number] [Turbine Nacelles] [blades] [Hubs] [Tower sections] could not be delivered to the Delivery Point within thirty (30) days following its scheduled arrival at the Delivery Point due to an Excusable Event.

3.

The person signing below is authorized to submit this Delayed Delivery Certificate to Buyer for and on behalf of Supplier.

Vestas-American Wind Technology, Inc., a California corporation
By: Name: Title:
Date:

MG&E Turbine Supply Agreement, Exhibit F.3.5

Exhibit F.3.5

Mechanical Completion Checklist

SF# 1091526

| Title: | Installation checklist | | | | Vestas | |
|---|---|---|---|---|---|---|
| Turbine Type: | V82 & V82 & NM82 | | | | | |
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 1 of 25 | No.: 8000439 | Rev.: 02 |

## Turbine Data

| | |
|---|---|
| ***Project number:*** | |
| ***Project name:*** | |
| ***Nacelle number:*** | |
| ***Owner / Customer:*** | |
| ***Turbine location / Pad ID:*** | |

## Completion of mechanical installation

*The mechanical installation of this turbine including all tasks and sub tasks listed in this checklist is completed according to the relevant instructions and data sheets.*

| *Date* | *Project manager* | *Site supervisor* |
|---|---|---|

## About this checklist

| | |
|---|---|
| ***This checklist:*** | This checklist contains all tasks and sub tasks for completing the mechanical installation of the above listed Vestas wind turbine.<br>The mechanical installation consists of a number of tasks each represented in the checklist by a table which is numbered in the upper left corner. Each table representing the task contains a number of sub tasks which must be performed to complete the task. Upon completion of each sub task the leading technician must sign off in the "Signature" field in the right column.<br>After completing all sub tasks of a task the site supervisor and the leading technician must sign off in the field "Completion of task" at the bottom of the table to confirm completion of the task. |
| ***Acceptance criteria:*** | At some of the sub tasks there are special criteria in addition to the references, which are to be followed. These criteria are listed in the field "Acceptance Criteria".<br>In some cases it is also necessary to note what torque is applied, what material is used etc. These notes are also made in the "Acceptance Criteria" field.<br>If nothing is listed in the "Acceptance Criteria" field then all the information needed to perform the subtask is included in the references. |
| ***Comments:*** | Comments in the checklist are marked with a "!" in the left column of the task tables. Comments must always be read and understood before performing the next sub task in the checklist. |
| ***Reference documents:*** | After the listed sub tasks of each task the reference documents are listed. The reference documents are the instructions and the data sheets containing the information needed for performing the sub tasks of the specific task. It is necessary to have read and understood these reference documents before commencing the task. |
| ***Remarks:*** | Remarks to the checklist points such as deviatons etc. are noted on in the field "Remarks to the checklist points" . |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 2 of 25 | No.: 8000439 | Rev.: 02 |

| 1 | Unloading components | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Hub unloaded and placed according to instruction and the site plan. | - | |
| .2 | Blades unloaded according to instruction and the site plan. | - | |
| .3 | Nacelle unloaded according to instruction and the site plan. | - | |
| .4 | Tower sections unloaded according to instruction and the site plan | - | |

***Reference documents***

- Installation and service data
- Weights, dimensions and transport guidelines
- Site plan
- Installation instruction for unloading the nacelle
- Installation instruction for unloading the tower sections
- Installation instruction for assembling lifting equipment
- Installation instruction for unloading the hub
- Installation instruction for unloading and storing the blades

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference document.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: | Installation checklist | | | | Vestas | |
|---|---|---|---|---|---|---|
| Turbine Type: | V82 & V82 & NM82 | | | | | |
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 3 of 25 | No.: 8000439 | Rev.: 02 |

| 2 | Preparation of the hub | | |
|---|---|---|---|
| .5 | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .6 | Transport cover removed | - | |
| .7 | Blade bearing flanges checked | - | |
| .8 | Hub zero mark visible from the inside of the hub | - | |
| .9 | Tools and parts placed in the hub | - | |
| | ***References*** | | |
| | • Installation instruction for preparation of the hub | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.* | | |
| | *Date* | *Site Supervisor* | *Technician* |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: | Installation checklist | | | | Vestas | |
|---|---|---|---|---|---|---|
| Turbine Type: | V82 & V82 & NM82 | | | | | |
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 4 of 25 | No.: 8000439 | Rev.: 02 |

| 3 | Preparation and installation of cooler unit | | |
|---|---|---|---|
| .1 | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .2 | Wind vanes removed from transportation position and correctly re-mounted on console. | - | |
| .3 | Anemometer removed from transportation position and correctly re-mounted on console. | - | |
| .4 | Ultra sonic wind sensor mounted on console and wiring plugged into sensor. | - | |
| .5 | Console tipped and secured. | - | |
| ! | *Contact the project manager for further details on installation of obstruction light* | | |
| .6 | Obstruction light installed | - | |
| .7 | Cover plate removed from nacelle. | - | |
| .8 | Lifting equipment correctly attached to cooler unit. | - | |
| .9 | Cooler unit correctly placed on nacelle | - | |
| .10 | Seal between cooler unit and nacelle correctly positioned. | - | |
| .11 | Air gaps found filled with joint filler (only if necessary) | Joint filler used:_______________ | |
| .12 | Cooler unit secured on nacelle with lock-nuts. | - | |
| | ***References*** | | |
| | • Installation instruction for preparation and installation of the cooler unit. | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.* | | |
| | ____________ *Date* | ____________ *Site Supervisor* | ____________ *Technician* |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: | Installation checklist | | | | |
|---|---|---|---|---|---|
| Turbine Type: | V82 & V82 & NM82 | | | | Vestas |
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 5 of 25 | No.: 8000439 Rev.: 02 |

| 4 | Preparation of the nacelle | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Lightning rod installed and secured | - | |
| .2 | Ground cable installed. | - | |
| .3 | Wires from ultrasonic wind sensor terminated in the nacelle. | - | |
| .4 | Multi connectors connected to the AN 15 box | - | |
| .5 | Drain hose connected inside the nacelle. | - | |
| .6 | Water hoses on cooling system connected. | - | |
| .7 | Oil hoses on cooling system connected | - | |
| .8 | Water side on cooling system filled. | - | |
| .9 | Oil side on cooling system filled. | - | |
| .10 | Nacelle checked for glass fiber damage | - | |
| ! | *Repair of glass fiber damage must only be performed by trained personnel* | | |
| .11 | Glass fiber damage repaired (only if required) | - | |
| .12 | Nacelle checked for paint damage on cast part | - | |
| .13 | Paint damages repaired (only if required) | - | |
| .14 | Nacelle cleaned inside | - | |

***Reference documents***

- Installation and service data.
- Installation instruction for preparation of the nacelle.
- Electrical diagrams.

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 6 of 25 | No.: 8000439 | Rev.: 02 |

| 5 | Preparation of AL blades | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Blade numbers for blades in set | #________<br>#________<br>#________ | |
| .2 | Plastic caps removed from bolt holes | - | |
| .3 | Blade root flange prepared | - | |
| .4 | Stud bolts installed and adjusted to the right protrusion length | Protrusion length:________mm | |
| .5 | Trailing edge mark transferred to inside of the blade | - | |
| .6 | Blade cuff secured on blade | - | |
| .7 | All three blades prepared according to check points 2 to 7 | Checkpoints 2 to 7 | |

***Reference documents***

- Installation and Service Data;
- Instruction for installation of blade cuffs;
- Installation Instruction for Preparation of AL blades;

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents*

__________ *Date* __________ *Site Supervisor* __________ *Technician*

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | Vestas |
|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 7 of 25 | No.: 8000439 | Rev.: 02 |

| 6 | Assembling the rotor | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Lifting equipment mounted on blade according to specifications | - | |
| .2 | Tip frame removed from blade | - | |
| .3 | Other transportation equipment released from blade | - | |
| .4 | Remaining stud bolts installed | Protusion length:__________mm | |
| .5 | Blade aligned and installed on blade bearing | - | |
| .6 | Washers and nuts installed on all studbolts | - | |
| .7 | Washer orientation according to specifications on all washers | - | |
| .8 | Blade nuts tightened in a star pattern | - | |
| .9 | Blade nuts torqued and marked | Tool used:#__________<br>Torque added:__________Nm | |
| .10 | Procedure repeated for all three blades | Check points 1 - 8 | |
| .11 | Spinner cap cleaned | - | |
| .12 | Spinner cap installed | - | |
| .13 | Pitch zero angle adjusted | - | |
| .14 | Blades turned for ground storing of rotor (if necessary) | - | |
| .15 | Pitch locks mounted | - | |

***Reference documents***

- Installation and service data
- Installation instruction for assembling the rotor using AL blades
- Installation instruction for assembling lifting equipment

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents*

______________ ______________ ______________

*Date* *Site Supervisor* *Technician*

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 8 of 25 | No.: 8000439 | Rev.: 02 |

| 7 | Erection of tower base section – Welded Joint | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Foundation ready for installation | - | |
| .2 | Tower section inspected for transportation damage and found OK (only if tower section is erected directly from the truck) | - | |
| .3 | Tower section safely supported on the ground, and released from the truck. | - | |
| .4 | Covers for tower ends and for tower door removed and stored in a central place. | - | |
| .5 | Lifting equipment mounted on flanges according to instructions | - | |
| .6 | Tower section clean | - | |
| .7 | Tower section inspected for paint damage | - | |
| .8 | Paint damage repaired according to specifications (only if necessary) | Paint used:____________ | |
| .9 | Safe cribbing for resting the tower on prepared | - | |
| .10 | Lifting equipment removed from the bottom flange while tower section rests on cribbing | - | |
| .11 | Tower section welded to foundation | - | |
| .12 | Lifting equipment removed from top of tower section | - | |
| .13 | Top of tower section covered | - | |

***Reference documents***

- Installation and Service Data;
- Installation Instruction for Tower Base Section – Welded Joint;
- Installation Instruction for Assembly of lifting equipment;
- Instruction for repair of paint damage;

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

| __________ | __________ | __________ |
|---|---|---|
| *Date* | *Site Supervisor* | *Technician* |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 9 of 25 | No.: 8000439 | Rev.: 02 |

| 8 | Erection of tower base section – Internal flange joint | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Tower section inspected for transportation damage (only if erected directly from the truck) | - | |
| .2 | Tower section safely supported on the ground, and released from the truck. | - | |
| .3 | Covers for tower ends and for tower door removed and stored in a central place. | - | |
| .4 | Lifting equipment mounted on flanges according to instructions | - | |
| .5 | Tower bottom flange clean and free of burrs | - | |
| .6 | Grinded area on flange treated with corrosion protective paint (if necessary) | Paint used:__________ | |
| .7 | Tower section clean | - | |
| .8 | Bolts and washers for flange joint arranged ready for installation at lower tower section | - | |
| .9 | Top flange on embedded cylinder clean and free of burrs | - | |
| .10 | Grinded area on flange treated with corrosion protective paint (if necessary) | Paint used:__________ | |
| .11 | Sealer added to flange on embedded cylinder | Sealer used:__________ | |
| .12 | Lifting equipment removed from bottom flange while tower section rests on the cribbing | - | |
| .13 | Tower section rotated to right orientation | - | |
| .14 | Bolts, nuts and washer installed on flange joint | - | |
| .15 | All nuts and washers orientated according to instructions | - | |
| .16 | All bolts tightened in a star pattern | - | |
| .17 | Lifting equipment removed from top flange | - | |
| .18 | Ground connection installed | - | |
| .19 | Top of tower section covered | - | |

***References***

- Installation Instruction for erection of tower base section – Internal flange joint
- Installation instruction for assembly of lifting equipment
- Instruction for repair of paint damages
- Installation and service data

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 10 of 25 | No.: 8000439 | Rev.: 02 |

| 9 | Erection of tower base section – T-flange joint | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Foundation prepared according to instruction | - | |
| .2 | Level nuts levelled | - | |
| .3 | Nuts and washers for flange joint arranged ready for installation at the foundation | | |
| .4 | Lifting equipment mounted on flanges according to instructions | - | |
| .5 | Tower section inspected for transportation damage | - | |
| .6 | Tower flanges clean and free of burrs | - | |
| .7 | Grinded area on flange treated with corrosion protective paint (if necessary) | Paint used:____________ | |
| .8 | Tower section clean | - | |
| .9 | Paint damage repaired (if necessary) | Paint used:____________ | |
| .10 | Lifting equipment removed from bottom flange while tower section rests on the cribbing | - | |
| .11 | Tower section rotated to right orientation | - | |
| .12 | Nuts and washer installed on flange to foundation joint | - | |
| .13 | Protective tape added to side of bottom flange | - | |
| .14 | Top of tower section levelled | - | |
| .15 | Foundation grouted | - | |
| .16 | Nuts torqued | Tool used:#____________<br>Torque added:__________ Nm | |
| .17 | Lifting equipment removed from top flange | - | |
| .18 | Ground connection installed | - | |
| .19 | Top of tower section covered | - | |
| .20 | Power outlets inspected | - | |

***References***

- Installation Instruction for erection of tower base section – T-flange joint
- Installation instruction for assembly of lifting equipment
- Instruction for repair of paint damages
- Installation and service data

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

____________ *Date* ____________ *Site Supervisor* ____________ *Technician*

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 11 of 25 | No.: 8000439 | Rev.: 02 |

| 10 | **Installation of steps to tower door** | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Brackets mounted on tower with rubber insulation | - | |
| .2 | Sides mounted | - | |
| .3 | Steps mounted | - | |
| .4 | Handrails mounted | - | |
| .5 | Steps levelled | - | |
| .6 | Bolts tightened | - | |
| | ***Reference documents*** | | |
| | • Installation Instruction for Steps to tower door; | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.* <br> *Date* / *Site Supervisor* / *Technician* | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 12 of 25 | No.: 8000439 | Rev.: 02 |

| 11 | Erection of tower middle sections | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Tower section inspected for transportation damage (only if erected directly from the truck) | - | |
| .2 | Bolts and tools lifted to the top of the base section (only if tower section is to be installed on the base section) | - | |
| .3 | Bolts and tools placed at top platform of tower section | - | |
| .4 | Lifting equipment mounted on flanges according to instructions | - | |
| .5 | Tower bottom flange clean and free of burrs | - | |
| .6 | Grinded area on flange treated with corrosion protective paint (if necessary) | Paint used:________________ | |
| .7 | Tower section clean | - | |
| .8 | Bolts and washers for flange joint arranged ready for installation at lower tower section | - | |
| .9 | Top flange on lower tower section clean and free of burrs | - | |
| .10 | Grinded area on flange treated with corrosion protective paint (if necessary) | Paint used:________________ | |
| .11 | Sealer added to top flange on lower tower section | Sealer used:________________ | |
| .12 | Lifting equipment removed from bottom flange while tower section rests on the cribbing | - | |
| .13 | Ladder orientated to align ladder on lower tower section | - | |
| .14 | Bolts, nuts and washer installed on flange joint | - | |
| .15 | All nuts and washers orientated according to instructions | - | |
| .16 | All bolts tightened in a star pattern | - | |
| .17 | Lifting equipment removed from top flange | - | |
| .18 | Ladder spliced | - | |
| .19 | Equalising connection installed | - | |
| .20 | Procedures performed for all tower mid sections | - | |

***References***

- Installation Instruction for erection of Tower Middle Sections
- Installation instruction for Assembly of Lifting Equipment
- Instruction for repair of paint damages

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 13 of 25 | No.: 8000439 | Rev.: 02 |

| 12 | Erection of tower top section | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Tower section inspected for transportation damage (only if erected directly from the truck) | - | |
| .2 | Bolts and tools lifted to the top of the base section (only if tower section is to be installed on the base section) | - | |
| .3 | Wires for service lift installed (only if a service lift is to installed in the tower) | - | |
| .4 | Lifting equipment mounted on flanges according to instructions | - | |
| .5 | Tower bottom flange clean and free of burrs | - | |
| .6 | Grinded area on flange treated with corrosion protective paint (if necessary) | Paint used:______________ | |
| .7 | Yaw brake disc part on top flange clean and free of burrs | - | |
| .8 | Tower section cleaned and flanges ready | - | |
| .9 | Bolts and washers for flange joint arranged at lower tower section | - | |
| .10 | Top flange on lower tower section clean and free of burrs | - | |
| .11 | Grinded area on flange treated with corrosion protective paint (if necessary) | Paint used:______________ | |
| .12 | Sealer add to top flange on lower tower section | Sealer used:______________ | |
| .13 | Lifting equipment removed from bottom flange while tower section rests on the cribbing | - | |
| .14 | Ladder orientated to align ladder on lower tower section | - | |
| .15 | Bolts, nuts and washer installed on flange joint | - | |
| .16 | All nuts and washers orientated according to instructions | - | |
| .17 | All bolts tightened in a star pattern | - | |
| .18 | Lifting equipment removed from top flange | - | |
| .19 | Ladder spliced | - | |
| .20 | Equalising connection installed | - | |

***Reference documents***

- Installation and service data
- Instruction for repair of paint damage
- Installation instruction for assembly of lifting equipment

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 14 of 25 | No.: 8000439 | Rev.: 02 |

| 13 | Lifting and installing the nacelle | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Covers removed. | - | |
| .2 | Nacelle frame bolts removed | - | |
| .3 | Tag lines attached to the nacelle | - | |
| .4 | Bolts and tools stored in the nacelle | - | |
| .5 | Lifting equipment attached to the base frame according to instructions | - | |
| .6 | Protruding angle piece set in correct position. | - | |
| .7 | Hub feeder hose set in the right position | - | |
| .8 | Ground cable in the nacelle installed | - | |
| .9 | The accessible yaw brake calipers turned are turned according to instruction | - | |
| .10 | Bottom flange protection removed | - | |
| .11 | Nacelle cleaned on the outside | - | |
| .12 | Transport frame supports removed | - | |
| .13 | Transport frame holes plugged and sealed off | Sealer used: ____________ | |
| .14 | Yaw brake pad transport coating removed | - | |
| .15 | Top flange on tower clean and free of burrs | - | |
| .16 | Sealer added to top flange | Sealer used: ____________ | |
| .17 | Check for critical wind speeds performed | - | |
| .18 | Remaining yaw brake calipers turned | - | |
| .19 | Nacellle set on top flange. | - | |
| .20 | Yaw brake calipers installed and bolts tightened | - | |
| .21 | Strips securing brake pads removed | - | |
| .22 | Missing hydraulic hoses installed | - | |
| .23 | Bolts in tower to nacelle joint torqued in a star pattern and marked | Tool used:# ____________<br>Torque added: ____________ | |
| .24 | Bolts in brake calipers torqued | Tool used:# ____________<br>Torque added: ____________ | |
| .25 | Holes for lifting equipment on the base frame plugged | - | |
| .26 | Tag lines removed and dropped to the ground | - | |
| | ***Reference documents*** | | |
| | • Installation and service data<br>• Installation Instruction for Lifting and Installating the Nacelle | | |
| | ***Remarks to the checklist points*** | | |
| | | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: | Installation checklist | | | | | |
|---|---|---|---|---|---|---|
| Turbine Type: | V82 & V82 & NM82 | | | | | |
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 15 of 25 | No.: 8000439 | Rev.: 02 |

| | ***Completion of task*** |
|---|---|
| | *This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.* |
| | *Date* ________ *Site Supervisor* ________ *Technician* ________ |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 16 of 25 | No.: 8000439 | Rev.: 02 |

| 14 | Lifting and installing the rotor | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Blades clean | - | |
| .2 | Rotor released from transportation stand | - | |
| .3 | Lifting yoke installed in the right holes on the hub | - | |
| .4 | Tag lines attached to rotor | - | |
| .5 | Lifting equipment for trailing crane attached to blade | - | |
| .6 | Bolt hole plugs removed from flange | - | |
| .7 | Tools and bolts for mounting the rotor present in the nacelle | - | |
| .8 | Lifting equipment for trailing crane removed from blade | - | |
| .9 | All accessible bolts installed through main shaft flange and tightened | - | |
| .10 | Tag lines released | - | |
| .11 | Lifting yoke removed and returned to the ground | - | |
| .12 | Spinner hatch cover mounted | - | |
| .13 | All bolts installed through main shaft flange and tightened | - | |
| .14 | Blade socks removed from blades | - | |
| .15 | All bolts torqued and marked | Tool used:# ___________<br>Torque added: ___________ | |
| .16 | Disc brake set and manual release tool removed | - | |
| .17 | Main shaft cowling mounted | - | |
| .18 | Nacelle cleaned | - | |

***Reference documents***

- Installation and service data
- Installation Instruction for Lifting and Installing the Rotor

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

| | | |
|---|---|---|
| *Date* | *Site Supervisor* | *Technician* |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 17 of 25 | No.: 8000439 | Rev.: 02 |

| 15 | Final torque of tower flange connections | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Nacelle to tower flange connection torqued | Tool#:________<br>Torque:________ Nm | |
| .2 | Bolts in brake callipers torqued | Tool#:________<br>Torque:________ Nm | |
| ! | *The tower can consists of two to five sections. The folowing checkpoints cover a tower with five sections and a flange connection to the embedded cylinder. Check the correct sections in the head lines, and cross out the headline if the connection is not used. For example:*<br>***Top section to: Upper middle section [ ] / Middle section [ X ] / Base section [ ]***<br>~~***Upper middle section to: Middle section [ ] / Lower middle section [ ]***~~ | | |
| ! | *If exceeding gaps are found, a deviation report (CHL 8000430) must be created for the actual flange connection.* | | |
| | ***Top section to: Upper middle section [ ] / Middle section [ ] / Base section [ ]*** | | |
| .3 | Flange connection torqued to 15 % of final torque. | Tool#:________<br>Torque:________ Nm | |
| .4 | Areas directly under the washers inspected for gaps according to instructions. | No exceeding gaps [ ]<br>Exceeding gaps: Contact PM ! | |
| .5 | Contact surface outside the washers inspected for gaps according to instructions. | No exceeding gaps found [ ]<br>Exceeding gaps: Report created [ ] | |
| .6 | Flange connection torqued to final torque value. | Tool#:________<br>Torque:________ Nm | |
| .7 | Repos and top of flange connection cleaned. | - | |
| | ***Upper middle section to: Middle section [ ] / Lower middle section [ ]*** | | |
| .8 | Flange connection torqued to 15 % of final torque. | Tool#:________<br>Torque:________ Nm | |
| .9 | Areas directly under the washers inspected for gaps according to instructions. | No exceeding gaps [ ]<br>Exceeding gaps: Contact PM ! | |
| .10 | Contact surface outside the washers inspected for gaps according to instructions. | No exceeding gaps found [ ]<br>Exceeding gaps: Report created [ ] | |
| .11 | Flange connection torqued to final torque value. | Tool#:________<br>Torque:________ Nm | |
| .12 | Repos and top of flange connection cleaned. | - | |
| | ***Middle section to: Lower middle section [ ] / Base section [ ]*** | | |
| .13 | Flange connection torqued to 15 % of final torque. | Tool#:________<br>Torque:________ Nm | |
| .14 | Areas directly under the washers inspected for gaps according to instructions. | No exceeding gaps [ ]<br>Exceeding gaps: Contact PM ! | |
| .15 | Contact surface outside the washers inspected for gaps according to instructions. | No exceeding gaps found [ ]<br>Exceeding gaps: Report created [ ] | |
| .16 | Flange connection torqued to final torque value. | Tool#:________<br>Torque:________ Nm | |
| .17 | Repos and top of flange connection cleaned. | - | |
| | ***Lower middle section to: Base section*** | | |
| .18 | Flange connection torqued to 15 % of final torque. | Tool#:________<br>Torque:________ Nm | |
| .19 | Areas directly under the washers inspected for gaps according to instructions. | No exceeding gaps [ ]<br>Exceeding gaps: Contact PM ! | |
| .20 | Contact surface outside the washers inspected for gaps according to instructions. | No exceeding gaps found [ ]<br>Exceeding gaps: Report created [ ] | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | Vestas | |
|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 |
| Page 18 of 25 | No.: 8000439 | Rev.: 02 | |

| | | | |
|---|---|---|---|
| .21 | Flange connection torqued to final torque value. | Tool#:<br>Torque: Nm | |
| .22 | Repos and top of flange connection cleaned. | - | |
| | ***Base section to: Embedded cylinder*** | | |
| .23 | Flange connection torqued to 15 % of final torque. | Tool#:<br>Torque: Nm | |
| .24 | Areas directly under the washers inspected for gaps according to instructions. | No exceeding gaps [ ]<br>Exceeding gaps: Contact PM ! | |
| .25 | Contact surface outside the washers inspected for gaps according to instructions. | No exceeding gaps found [ ]<br>Exceeding gaps: Report created [ ] | |
| .26 | Flange connection torqued to final torque value. | Tool#:<br>Torque: Nm | |
| .27 | Repos and top of flange connection cleaned. | - | |
| | ***Reference documents*** | | |
| | • Installation and service data<br>• Final torque of tower flange connections<br>• Tower flange connection deviation report | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference document.*<br><br>*Date* *Site Supervisor* *Technician* | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | Vestas | |
|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 19 of 25 | No.: 8000439 | Rev.: 02 |

| 16 | Avanti Service Lift | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Edge protection fitted on wire holes and cable hole in bottom platform. | - | |
| .2 | Power supply cable installed. | - | |
| .3 | Wire attachment at tower top checked. | - | |
| .4 | Safety pins mounted in all shackle bolts. | - | |
| .5 | Guide wires routed through wire fixings in tower. | - | |
| .6 | Guide wires routed through guide brackets on sides of lift car. | - | |
| .7 | Guide wires routed through base platform to foundation floor. | - | |
| .8 | Hoist wire routed through wire wheels | - | |
| .9 | Hoist wire routed through car frame, hoisting device and guide bracket on back side of lift car. | - | |
| .10 | Hoist wire tight above lift car | - | |
| .11 | Hoist wire routed to foundation floor through base platform | - | |
| .12 | Safety wire routed through wire wheels | - | |
| .13 | Safety wire routed through car frame, trapping device and guide bracket on back side of lift car. | - | |
| .14 | Safety wire routed to foundation floor through base platform | - | |
| ! | *The checkpoints 14 to 18 are only to be followed if the wires are attached to anchor bolts in the foundation floor.* | | |
| .15 | Hole position for the anchor bolts a marked on foundation floor | | |
| .16 | Holes for guide wires drilled | Drill diameter:______mm<br>Hole depth:______mm | |
| .17 | Hole for safety wire drilled | Drill diameter:______mm<br>Hole depth:______mm | |
| .18 | Anchor bolts installed in holes | - | |
| .19 | Lifting eyes fitted on anchor bolts and tightened | - | |
| ! | *The rigging screws can be mounted on either eyebolts on the foundation floor or on a cross beam under the base platform.* | | |
| .20 | Rigging screws for guide wires installed | - | |
| .21 | Guide wires installed on rigging screws | - | |
| .22 | Wire locks orientated according to instruction | - | |
| .23 | Guide wires tightened to specified stretching length | Length:______mm | |
| .24 | Wire ends on guide wires coiled up | - | |
| .25 | Safety wire installed on rigging screw | - | |
| .26 | Wire locks orientated according to instruction | - | |
| .27 | Safety wire tightened to specified stretching length | Length:______mm | |
| .28 | Wire end on safety wire coiled up | - | |
| .29 | Weight mounted on hoist wire | - | |
| .30 | Wire end on hoist wire coiled up | - | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 20 of 25 | No.: 8000439 | Rev.: 02 |

| | | | |
|---|---|---|---|
| .31 | Top stop switch plate mounted at tower top | - | |
| .32 | Lift car released from transportation brackets | - | |
| .33 | Service lift tested | - | |
| .34 | Top stop switch plate adjusted | It must be possible to open the lift car doors | |

***Reference documents***

- Installation and service data
- Installation instruction for Avanti service lift

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

| | | |
|---|---|---|
| *Date* | *Site Supervisor* | *Technician* |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 21 of 25 | No.: 8000439 | Rev.: 02 |

| 17 | Lowering cables in the tower | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Cables lowered to the tower base without damage. | - | |
| .2 | Cables mounted in cable clamps | - | |
| .3 | Cables adjusted in cable clamps | - | |

***References***

- Installation and service data.
- Installation instruction for Lowering cables in the tower.

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 22 of 25 | No.: 8000439 | Rev.: 02 |

| 18 | Cable routing in the nacelle | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Support column mounted on cable holder. | - | |
| .2 | Support column correctly orientated on cable holder. | - | |
| .3 | Fish plates mounted on top of support column | - | |
| .4 | Support column mounted and secured on crossbeam. | - | |
| .5 | Ladder to nacelle installed | - | |
| .6 | Bottom cable tray mounted on side of base frame. | - | |
| .7 | Cable clamps opened. | - | |
| .8 | Floor plates removed. | - | |
| .9 | Inner cable bearer removed | - | |
| .10 | Front cable bearer removed at generator | - | |
| .11 | Cables routed to generator according to instructions. | - | |
| .12 | Cables secured in cable clamps according to instructions. | - | |
| .13 | Cable bracket mounted on support column. | - | |
| .14 | Remaining cables routed to termination points in the nacelle. | - | |
| .15 | Remaining cables terminated at termination points in the nacelle. | | |
| | ***References*** | | |
| | • Installation Instruction for routing cables in the nacelle.<br>• Electrical diagrams. | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*<br><br>*Date* ______ *Site Supervisor* ______ *Technician* ______ | | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 23 of 25 | No.: 8000439 | Rev.: 02 |

| 19 | Terminating generator cables (cable lug connection) | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | PG gland unions removed from junction box | - | |
| .2 | Generator cables pulled through junction box and laid over the generator | - | |
| .3 | Cables marked where outer sleeve must be cut | - | |
| .4 | Cables cut at top of generator | - | |
| .5 | Cables pulled out of junction box | | |
| .6 | Cables skinned to the mark without damage on the conductors | - | |
| ! | *The checkpoints 7-13 must be performed for each generator cable.* | | |
| .7 | Union of cable gland inserted onto generator cable | - | |
| .8 | Generator cable pulled through the correct cable gland into the junction box | - | |
| .9 | Generator cable set at correct position | - | |
| .10 | Cable gland tightened around cable | - | |
| .11 | Conductors routed to termination point and cut | - | |
| .12 | Conductor skinned and fitted with cable lug | - | |
| .13 | Heat shrink sleeve added to cable lug | - | |
| .14 | Conductor terminated at the correct termination point | - | |
| .15 | Termination torqued | Tool used:# ____________ Torque: ____________ Nm | |
| .16 | Termination visually checked | - | |
| .17 | Cover on junction box re-mounted and secured | - | |

***References***

- Installation and service data
- Installation instruction for installing generator cables (cable lug connection)

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*

_______________ Date _______________ Site Supervisor _______________ Technician

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: | Installation checklist | | | | Vestas | |
|---|---|---|---|---|---|---|
| Turbine Type: | V82 & V82 & NM82 | | | | | |
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 24 of 25 | No.: 8000439 | Rev.: 02 |

| 20 | Final nacelle installations | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Support for rotating union removed. | - | |
| .2 | Bolts in frontplate released. | - | |
| .3 | Allen bolts in frontplate released. | - | |
| .4 | Alignment tool mounted on pipe | - | |
| .5 | Flare ring lubricated and inserted in union between rotation union and pipe. | Lubricant:__________________ | |
| .6 | Rotating union aligned and tightened. | - | |
| .7 | Alignment tool removed. | - | |
| .8 | Screw plug removed from fitting on side of rotating union. | - | |
| .9 | Flare ring lubricated and inserted in union between union and pipe. | Lubricant:__________________ | |
| .10 | Fitting tightened. | - | |
| .11 | Fitting on side of rotating union re-tightened. | - | |
| .12 | Screw plug lubricated and refitted on side of rotating union. | - | |
| .13 | Flare ring lubricated and inserted in union between pipe and manifold in the hub. | - | |
| .14 | Connection between pipe and manifold tightened. | - | |
| .15 | Hose connecte dto angle piece in the hub. | - | |
| .16 | Allen bolts and bolts in front plate re-tightened | - | |
| .17 | Support for rotating union mounte. | - | |
| .18 | Safety cover over rotating union mounted. | - | |
| .19 | Power supply cable terminated on hydraulic pump in the hub | - | |
| .20 | Multi cables connected in the hub. | - | |
| .21 | Yaw system: News tubes and fittings for internal draining system unpacked and checked | - | |
| ! | ***All holes, connectors and fittings must be perfectly clean before any assembling takes place*** | | |
| .22 | Draining system fittings mounted on calipers according to the manual and with without any unusual resistance | - | |
| .23 | All tubes, quick connectors and check valves for the draining system assembled and connected according to the manual | - | |
| ! | ***It is of vital importance that the flow through the one direction valves (check valves) is directed away from the caliper according to the manual*** | | |
| .24 | Drain return tube connected to the pressure less leak side in the hydraulic unit according to the manual | - | |
| .25 | All yaw brake pad locating stop bolts re-torqued according to Installation & Service Data | Torque (Nm):________________ | |
| .26 | The play of all yaw brake calipers checked and if necessary adjusted according to installation manual | | |
| .27 | Hub and nacelle cleaned inside. | - | |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

| Title: Turbine Type: | Installation checklist V82 & V82 & NM82 | | | | Vestas | |
|---|---|---|---|---|---|---|
| Prep. by: PKR | Appr. by: RHJ | ECM No.: 500000005480 | Date: 28.02.05 | Page 25 of 25 | No.: 8000439 | Rev.: 02 |

| | ***References*** |
|---|---|
| | • Installation and service data<br>• Electrical diagrams<br>• Installation instruction for final nacelle and hub installations |
| | ***Remarks to the checklist points*** |
| | |
| | ***Completion of task*** |
| | *This task including all sub tasks here mentioned is completed according to the relevant instructions and data sheets.*<br><br>*Date*    *Site Supervisor*    *Technician* |

MG&E Turbine Supply Agreement, Exhibit F.3.5

SF# 1091526

Exhibit F.3.6

Form of Mechanical Completion Certificate

Date of Mechanical Completion: _________________

1.

Reference is made to the Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.

The undersigned, Buyer, does hereby certify and represent to Supplier with respect to Wind Turbine No. _____ that (i) such Wind Turbine and associated Tower has been assembled, erected, installed and connected to the Interconnecting Utility’s grid in accordance with the Applicable Laws and the Agreement; (ii) all necessary materials and equipment with respect to such Wind Turbine and associated Tower has been installed substantially in accordance with the Technical Specifications and applicable quality assurance procedures and checked for adjustment, rotation and lubrication; (iii) each item on the Mechanical Completion Checklist, a completed copy of which is attached hereto, has been satisfied in accordance with the Agreement; and (iv) such Wind Turbine is ready to commence Commissioning.

3.

The person signing below is authorized to submit this Mechanical Completion Certificate to Supplier for and on behalf of Buyer.

BUYER:

Madison Gas and Electric Company,

a Wisconsin corporation

By: ________________________________

Name: _____________________________

Title: ______________________________

Date: _______________________________

Supplier to cross through one (1) of the following statements:

A. Supplier agrees that Mechanical Completion has been achieved with respect to the enumerated Wind Turbine(s) and associated Tower(s) as set forth herein.

B.  Supplier does not agree that Mechanical Completion has been achieved with respect to the enumerated Wind Turbine(s) and associated Tower(s) as set forth therein due to the omissions or defects listed below and/ or the incomplete nature of the specified obligations listed below:

The person signing below is authorized to submit this form to Buyer for and on behalf of Supplier.

ACCEPTED BY SUPPLIER:

Vestas-American Wind Technology, Inc.,

a California corporation

By: __________________________

Name: ________________________

Title: _________________________

Date: _________________________

MG&E Turbine Supply Agreement, Exhibit F.3.7

Exhibit F.3.7

Commissioning Completion Checklist

SF# 1091529

| Title: | Commissioning checklist | | | | N·E·G MICON | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 1 of 21 | No.: CHL 8000484 | Rev.: 01 |

| | Turbine Data | |
|---|---|---|
| | *Project number:* | |
| | *Project name:* | |
| | *Nacelle number:* | |
| | *Owner / Customer:* | |
| | *Turbine location / Pad ID:* | |

| | Power output and wind speed reading at start-up |
|---|---|
| | *When the commisioning is complete, the wind speed and the power output is read and noted here:* |
| | Power output at start-up:_______________kW Wind speed at start-up: _______________m/s |

| | Completion of mechanical installation |
|---|---|
| | *The mechanical installation of this turbine including all tasks and sub tasks listed in this checklist is completed according to the relevant instructions and data sheets.*<br><br>_______________ _______________ _______________<br>*Date* *Project manager* *Site supervisor* |

| | About this checklist | |
|---|---|---|
| | ***This checklist:*** | This checklist contains all tasks and sub tasks for completing the commissioning of the above listed NEG Micon wind turbine.<br>The commissioning consists of a number of tasks each represented in the checklist by a table which is numbered in the upper left corner. Each table representing the task contains a number of sub tasks which must be performed to complete the task. Upon completion of each sub task the leading technician must sign off in the "Signature" field in the right column.<br>After completing all sub tasks of a task the site supervisor and the leading technician must sign off in the field "Completion of task" at the bottom of the table to confirm completion of the task. |
| | ***Acceptance criteria:*** | At some of the sub tasks there are special criteria in addition to the references, which are to be followed. These criteria are listed in the field "Acceptance Criteria".<br>In some cases it is also necessary to note what torque is applied, what material is used etc. These notes are also made in the "Acceptance Criteria" field.<br>If nothing is listed in the "Acceptance Criteria" field then all the information needed to perform the subtask is included in the references. |
| | ***Comments:*** | Comments in the checklist are marked with a "**!**" in the left column of the task tables. Comments must always be read and understood before performing the next sub task in the checklist. |
| | ***Reference documents:*** | After the listed sub tasks of each task the reference documents are listed. The reference documents are the instructions and the data sheets containing the information needed for performing the sub tasks of the specific task. It is necessary to have read and understood these reference documents before commencing the task. |
| | ***Remarks:*** | Remarks to the checklist points such as deviatons etc. are noted on in the field "Remarks to the checklist points" . |

**Printout from Extranet & CD will not be Updated Automatically**

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | NEG MICON | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 2 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 1 | Preparations for commissioning | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Power to the power panel | - | |
| .2 | Program and WTG type checked | - | |
| .3 | Site altitude set | Altitude:________ | |
| .4 | Main circuit breaker cut in | - | |
| .5 | Phase sequence is running clockwise | - | |
| .6 | Input voltage between the phases correct | Input voltage:________V | |
| .7 | Voltage between the phases and ground correct | Voltage R:________V<br>Voltage S:________V<br>Voltage T:________V | |
| .8 | Voltage measured and voltage read on the TAC within a plausible range | Voltage measured:________V<br>Voltage read on TAC:________V | |
| .9 | Factory parameters reecalled | - | |
| .10 | Service crane mechanically tested | - | |
| | ***Reference documents*** | | |
| | • Commissioning instruction<br>• Installation and service data<br>• Electrical diagrams | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference document.*<br><br>*Date* ________ *Site Supervisor* ________ *Technician* ________ | | |

**Printout from Extranet & CD will not be Updated Automatically**

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | NEG MICON | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 3 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 2 | Connecting fiber optics | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Fibre optics in nacelle connected | - | |
| .2 | Jumper is master and not slave in the ROX in the CPU panel | - | |
| .3 | Fibre optics in the tower connected | - | |
| .4 | Pins on the multi sockets intact | - | |
| .5 | Cable shield in contact with cable gland on the socket | - | |
| | ***References*** | | |
| | • Commissioning instruction<br>• Installation and service data<br>• Electrical diagrams | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.*<br><br>*Date*    *Site Supervisor*    *Technician* | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: Turbine Type: | Commissioning checklist NM82 ver. 2 | | | | NEG MICON | |
|---|---|---|---|---|---|---|
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 4 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 3 | **Obtaining error free system** | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Pins on the multi sockets intact | - | |
| .2 | Cable shield in contact with cable gland on the socket | - | |
| .3 | Setting of circuit breakers according electrical diagrams | - | |
| .4 | Tower and nacelle light working correctly | - | |
| .5 | Emergency light working correctly (if present) | - | |
| .6 | Service sockets working correctly | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: Turbine Type: | Commissioning checklist NM82 ver. 2 | | | | N·E·G MICON® | |
|---|---|---|---|---|---|---|
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 5 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 4 | Ventilation fans and heaters | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| ! | *The fans and heaters here mentioned may not all be installed in the actual turbine.* | | |
| .1 | Power panel fan tested | - | |
| .2 | Control panel fan tested | | |
| .3 | Thyristor fan tested | - | |
| .4 | Phase compensation fan tested | - | |
| .5 | Top box fan tested | - | |
| .6 | Gear oil cooling fan tested (not all turbines) | - | |
| .7 | Nacelle cooling fan tested (not all turbines) | | |
| .8 | Nacelle fan 2 tested (not all turbines) | | |
| .9 | Nacelle heater fan gearbox tested (not all turbines) | - | |
| .10 | Nacelle heater fan yaw tested (not all turbines) | | |
| .11 | Nacelle heater gearbox tested (not all turbines) | | |
| .12 | Nacelle heater yaw tested (not all turbines) | | |
| .13 | Phase compensation heater tested (not all turbines) | - | |
| .14 | Gear oil heaters tested (not all turbines) | | |
| .15 | Main bearing oil heater (not all turbines) | | |
| .16 | Pitch oil heater tested (not all turbines) | | |
| .17 | Heater in the top box tested | - | |
| .18 | Heater for the power panel tested | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

*Date* _______________ *Site Supervisor* _______________ *Technician* _______________

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: Turbine Type: | Commissioning checklist NM82 ver. 2 | | | | N·E·G MICON® | |
|---|---|---|---|---|---|---|
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 6 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 5 | Disc brake hydraulics | | |
|---|---|---|---|
| | *Sub Task* | *Acceptance criteria* | *Signature* |
| .1 | Direction of rotation for the motor correct | - | |
| .2 | Power consumption for pump checked | ____________ A | |
| .3 | Pressure valve checked | - | |
| .4 | Oil level in tank at a suitable level | - | |
| .5 | Pressure transducers checked | - | |
| | ***References*** | | |
| | • Commissioning instruction<br>• Installation and service data. | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.*<br><br>*Date* ______ *Site Supervisor* ______ *Technician* ______ | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | NEG MICON® | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 7 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 6 | Disc brake – Brembo | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Brake set by TAC – Signal correct on TOI. | - | |
| .2 | Hydraulic unions on calipers checked for leaks | - | |
| .3 | Brake released by TAC – Signal correct on TOI. | - | |
| .4 | Brake hot alarm tested | - | |
| .5 | Stop test performed | - | |
| .6 | Locking pin inserted in brake disc, and signal light on AN1 is on. | - | |
| | ***References*** | | |
| | • Commissioning instruction | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.*<br><br>*Date* ____ *Site Supervisor* ____ *Technician* ____ | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: Turbine Type: | Commissioning checklist NM82 ver. 2 | | | | N·E·G MICON® | |
|---|---|---|---|---|---|---|
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 8 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 7 | Yaw brake hydraulics | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Direction of rotation for the motor correct | - | |
| .2 | Power consumption for pump checked | ____________ A | |
| .3 | Pressure valve checked | - | |
| .4 | Oil level in tank at a suitable level | - | |
| .5 | Pressure transducers checked | - | |
| .6 | Brake system bled. | - | |

***References***

- Commissioning instruction .
- Installation and service data.

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | NEG MICON | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 9 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 8 | Automatic lubrication units | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| | *Automatic lubrication unit for generator bearings:* | | |
| .1 | Grease level in reservoir checked | - | |
| .2 | Lubrication pump functionally tested | - | |
| .3 | The grease is reaching the lubrication points | - | |
| | *Automatic lubrication unit for the yaw bearing:* | | |
| .4 | Grease level in reservoir checked | - | |
| .5 | Lubrication pump functionally tested | - | |
| .6 | The grease is reaching the lubrication points | - | |
| | *Automatic lubrication unit for the blade bearings:* | | |
| .7 | Grease level in reservoir checked | - | |
| .8 | Lubrication pump functionally tested | - | |
| .9 | The grease is reaching the lubrication points | - | |
| | ***References*** | | |
| | • Commissioning instruction<br>• Installation and service data | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.*<br><br>*Date*    *Site Supervisor*    *Technician* | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | NEG MICON | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 10 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 9 | Active stall system | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Safety bolt mounted in brake disc | - | |
| .2 | Plastic plugs removed from air filter on nacelle tank | - | |
| .3 | Silica gel in air filter active | - | |
| .4 | Valve on nacelle tank oil filter closed | - | |
| .5 | "HUB HATCH OPEN" checked | - | |
| .6 | Power supply to the hub computer OK | - | |
| .7 | Communication to the hub OK | - | |
| .8 | Transducer for "PRESSURE HUB INLET" tested | - | |
| .9 | Active stall system installation checked according to instruction | - | |
| .10 | Safety functions tested | - | |
| .11 | Feeder pump phase rotation checked | - | |
| .12 | Nacelle tank sensors checked | - | |
| .13 | System checked for leaks and pressure | - | |
| .14 | Pitch oil level checked | - | |
| .15 | Pitch main pump phase rotation checked | - | |
| .16 | Connection on the main pitch pump motor in accordance with local requirements | Star connection [ ]<br>Delta connection [ ] | |
| .17 | The hydraulic system bleeded | - | |
| .18 | Transducers on actuators checked | - | |
| .19 | Pitch rate check performed | - | |
| .20 | Commissioning of active stall finished as described in instruction. | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

**Printout from Extranet & CD will not be Updated Automatically**

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: Turbine Type: | Commissioning checklist NM82 ver. 2 | | | | N·E·G MICON® | |
|---|---|---|---|---|---|---|
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 11 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 10 | Meteorological equipment | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Wind vane adjustment in accordance with specifications | - | |
| .2 | Wind vanes and anemometer turning freely | - | |
| .3 | 0° and 90° signals checked for both wind vanes | - | |
| .4 | Heating of wind vanes checked | - | |
| .5 | Wind speed is displayed on the TAC main menu | - | |
| .6 | Settings for Ultrasonic wind sensors checked | - | |
| .7 | Sensor ID for Ultrsonic windsensors preset | - | |
| .8 | Ultrasonic windsensors selected | - | |
| | ***References*** | | |
| | • Commissioning instruction<br>• Installation and service data<br>• Electrical diagrams<br>• Adjustment of wind vanes | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.*<br><br>*Date* ______ *Site Supervisor* ______ *Technician* ______ | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | N·E·G MICON | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 12 of 21 | No.: CHL 8000484 | Rev.: 01 |

| **11** | **Cooling system** | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Pressure on cooling system checked | Pressure:__________bar | |
| .2 | Direction of rotation of the water pump checked | - | |
| .3 | Power consumption of water pump checked | Consumption:__________Amp | |
| .4 | Coolant level checked | Level:__________% | |
| .5 | Plastic lid on breather loosened | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | N·E·G MICON® | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 13 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 12 | Temperature sensors | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Generator G temperature sensors tested | - | |
| .2 | Generator g temperature sensors tested (not all turbines) | - | |
| .3 | Ambient temperature sensor tested | - | |
| .4 | Nacelle temperature sensor tested | - | |
| .5 | Yaw rim temperature sensor tested (not all turbines) | - | |
| .6 | Water temperature before cooler sensor tested | - | |
| .7 | Water temperature after cooler sensor tested | - | |
| .8 | Gear oil temperature sensor tested | - | |
| .9 | Gear oil temperature after heat exchanger sensor tested (if present) | - | |
| .10 | Gear bearing front temperature sensor tested | - | |
| .11 | Gear bearing rear temperature sensor tested | - | |
| .12 | Interm. Gear front temperature (not all turbines) | | |
| .13 | Interm. Gear rear temperature (not all turbines) | | |
| .14 | Generator bearing front | | |
| .15 | Generator bearing rear | | |
| .16 | Main bearing oil temperature | | |
| .17 | Transformer W1 – W3 temperature sensors tested (not all turbines) | | |
| .18 | Pitch oil temperature | | |
| .19 | Hub panel temperature | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | N·E·G MICON® | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 14 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 13 | Yaw system | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Yaw lock removed | - | |
| .2 | Motor installed on gear | - | |
| .3 | Check the power consumption for all yaw motors | Amperes must be within the rating plate specified value: ______ A | |
| .4 | Cables untwisted after test | - | |
| .5 | Rewind box correctly installed | - | |
| .6 | Nacelle position counter checked | - | |
| .7 | Number of yaw rim teeth checked | Number: ______ pcs | |
| .8 | Rewind box adjusted and tested | - | |
| .9 | Nacelle position bracket checked | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| ______ | ______ | ______ |
|---|---|---|
| *Date* | *Site Supervisor* | *Technician* |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | N·E·G MICON® | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 15 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 14 | Gearbox | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Gear oil level visually checked | - | |
| .2 | Sensor "GEAR OIL LEVEL" checked | - | |
| .3 | Gear oil pump LS tested | - | |
| .4 | Gear oil pump HS tested (only if 2 speed pump is installed) | - | |
| .5 | Gear oil filter clogged error message checked | - | |
| .6 | Gear oil filter clogged alarm checked | - | |
| .7 | Direction of rotation for the oil pump checked | - | |
| .8 | Oil lubrication inside gearbox working | - | |
| .9 | Power consumption of the pump checked using an Ampere meter | Measurement:__________A | |
| .10 | Lubrication pressures for the oil pump checked | Pressure:__________bar | |
| .11 | Temperature channels checked | - | |
| .12 | Direction of rotation for the off-line filter pump checked (Not all turbines) | - | |
| .13 | "OFF LINE FILTER CLOGGED" signal checked | - | |
| .14 | Off line system disabled (ONLY if no off-line filter system is installed) | - | |
| .15 | Pressure transducer for gear oil pressure checked | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| __________ | __________ | __________ |
|---|---|---|
| *Date* | *Site Supervisor* | *Technician* |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | NEG MICON | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 16 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 15 | Main bearing lubrication system | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Oil level in tank checked | - | |
| .2 | Direction of rotation for pump checked | - | |
| .3 | Main bearing oil pump tested | - | |
| | ***References*** | | |
| | • Commissioning instruction<br>• Installation and service data | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.*<br><br>*Date*    *Site Supervisor*    *Technician* | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | N·E·G MICON® | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 17 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 16 | Safety functions | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | TAC 84 tested | - | |
| .2 | TAC 85 tested | - | |
| .3 | TAC 84 downwind tested | - | |
| .4 | TAC 84 lateral tested | - | |
| .5 | Vibration ball tested | - | |
| .6 | Main circuit breaker tetsted | - | |
| .7 | Emergency line tested | - | |
| .8 | Stop and emergency stop tested | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | N·E·G MICON® | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 18 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 17 | **Test motor start** | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| | *On two-speed turbines the motor start must be performed for both generator g and generator G* | | |
| .1 | Motor start activated g (small generator) | | |
| .2 | Rotation checked | - | |
| .3 | Motor start activated G (large generator) | - | |
| .4 | Rotation checked | - | |
| .5 | Generator cut in test 0 – g | - | |
| .6 | Generator cut in test g – G | - | |
| | ***References*** | | |
| | • Commissioning instruction<br>• Installation and service data<br>• Electrical diagrams | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.*<br><br>*Date* ______ *Site Supervisor* ______ *Technician* ______ | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | N·E·G MICON® | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 19 of 21 | No.: CHL 8000484 | Rev.: 01 |

| 18 | F01 settings on Grid+ | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| | *Grid+ is an optional feature. If the actual turbine is not equipped with Grid+, then this section can be left out of account.* | | |
| .1 | F01 in main panel checked according to instructions | - | |
| | ***References*** | | |
| | • Commissioning instruction | | |
| | ***Remarks to the checklist points*** | | |
| | | | |
| | ***Completion of task*** | | |
| | *This task including all sub tasks here mentioned is completed according to the relevant reference documents.* | | |
| | *Date* / *Site Supervisor* / *Technician* | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | N·E·G MICON® | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 20 of 21 | No.: CHL 8000484 | Rev.: 01 |

| **19** | **Clean and repair** | | |
|---|---|---|---|
| | ***Sub Task*** | ***Acceptance criteria*** | ***Signature*** |
| .1 | Nacelle cleaned throughly | - | |
| .2 | All paint damage repaired | - | |

***References***

- Commissioning instruction
- Installation and service data
- Instruction for repair of paint damage

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| *Date* | *Site Supervisor* | *Technician* |
|---|---|---|
| | | |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

| Title: | Commissioning checklist | | | | NEG MICON | |
|---|---|---|---|---|---|---|
| Turbine Type: | NM82 ver. 2 | | | | | |
| Prep. by: FJU | Appr. by: MBN | CN no.: 500000004376 | Date: 18.08.04 | Page 21 of 21 | No.: CHL 8000484 | Rev.: 01 |

## 14 Final test

| | Sub Task | Acceptance criteria | Signature |
|---|---|---|---|
| .1 | Cooling system and gear oil system checked for leakage | - | |
| .2 | Platform switch tested | - | |
| .3 | Safety stop on power panel tested | - | |
| .4 | Phase compensation tested | - | |
| .5 | Elspec system tested (not all turbines) | - | |
| .6 | Dynamic phase compensation tested | - | |
| .7 | UPS system tested (not all turbines) | - | |
| .8 | Go to "Install parameters" and Push enter on "Recall factory parameters" > push enter on "Clear all except parameters" | - | |
| .9 | Turbine started | - | |
| .10 | All measured temperatures checked | - | |
| .11 | Log-book and start-up documents filled in | - | |
| .12 | Cut in and cut down of generators tested | - | |
| .13 | Cooling system checked after warming up | - | |
| .14 | Communication installed and working | - | |
| .15 | Hot line notified and communication tested | - | |
| .16 | All measured pressures and temperatures checked | - | |

***References***

- Commissioning instruction
- Installation and service data
- Electrical diagrams
- Documentation for Elspec
- Documentation for UPS

***Remarks to the checklist points***

***Completion of task***

*This task including all sub tasks here mentioned is completed according to the relevant reference documents.*

| ________________ | ________________ | ________________ |
|---|---|---|
| *Date* | *Site Supervisor* | *Technician* |

Printout from Extranet & CD will not be Updated Automatically

MG&E Turbine Supply Agreement, Exhibit F.3.7

SF# 1091529

Exhibit F.3.8

Form of Commissioning Completion Certificate

Date of Commissioning Completion:  _________________

1.

Reference is made to the Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc. (“Supplier”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.

The undersigned, Supplier, does hereby certify and represent with respect to Wind Turbine No. ___ and its related components that each item on the Commissioning Completion Checklist, a completed copy of which is attached as Exhibit A, has been satisfied in accordance with the Agreement.

3.

Attached hereto as Exhibit B is the completed Commissioning Data Sheet for each Wind Turbine that has achieved Commissioning Completion.

4.

The person signing below is authorized to submit this form to Buyer for and on behalf of Supplier.

SUPPLIER:

Vestas-American Wind Technology, Inc.,

a California corporation

By:

____________________________

Name:

____________________________

Title:

____________________________

Date:

____________________________

Buyer to cross through one (1) of the following statements:

A.

Buyer agrees that Commissioning Completion has been achieved with respect to the enumerated Wind Turbine(s) and related components as set forth herein.

B.

Buyer does not agree that Commissioning Completion has been achieved with respect to the enumerated Wind Turbine(s) and related components as set forth herein due to the omissions, liens or defects listed below and/or the incomplete nature of the specified portions of the Equipment Supply Obligations listed below:

.

The person signing below is authorized to submit this form to Supplier and on behalf of Buyer.

ACCEPTED BY BUYER:

Madison Gas and Electric Company,

a Wisconsin corporation

By:

____________________________

Name:

____________________________

Title:

____________________________

Date:

____________________________

Exhibit A

Completed Commissioning Completion Checklist

Exhibit B

Commissioning Data Sheet

WTG Model:	Serial No.:
WTG address:	Pad No.:
Buyer:
Address:
City/Country:
Telephone No.:
Operation Manager:
Address:
Telephone No.:
Vestas Service Site Representative:
Address:
Telephone No.:

MAIN SPECIFICATIONS
Rotor diameter, m:
Tower height, m:
Rated output, main generator, kW:

IDENTIFICATION NUMBERS
Serial No.:
Year of Manufacture:
Nacelle No.:
Tower No.:

CONTROLLER
Transformer.:
Switch Gear Manufacture:
Switch Gear Serial:
Phase Compensation.:
Controller (CPU) unit:
UPS.:

BLADES
Manufacturer:
Type:
Serial Nos.:
Weight, kg per blade:
Blade bolt type :	Lot\Batch No.:

HUB
Serial No:
Hub bolt type:	Lot\Batch No.:

GEAR
Manufacturer:
Type:
Serial No.:
Interchange Ratio:
Quantity of oil, ltr.:
Weight incl. oil, kg:

GENERATOR
Manufacturer:
Type:
Serial No.:
Rotational speed:
Rated output, MW:
Protection class:
Thermal protection:
Weight, kg:

READING OF METERS AND HOUR COUNTER AT COMMISSIONING
Hour counter, turbine OK / run, hours:
Hour counter, gen. 1, hours:

DATES OF PERFORMANCES
Installation start, date:
Turbine connected to grid, date:

Exhibit F.3.9

Form of Delayed Commissioning Completion Certificate

DATE:

1.

Supplier has delivered this completed Delayed Commissioning Completion Certificate to Buyer on the above date.  Capitalized terms used but not defined herein shall have the meanings set forth in that certain Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).

2.

Pursuant to Section 4.2.4 of the Agreement, Supplier hereby certifies and represents that [insert number] Wind Turbine(s) have not been Commissioned within sixty (60) days following the date of the Delivery Certificate or Delayed Delivery Certificate, as applicable, due to an Excusable Event.

3.

The person signing below is authorized to submit this Delayed Commissioning Completion Certificate to Buyer for and on behalf of Supplier.

Vestas-American Wind Technology, Inc., a California corporation
By: Name: Title:
Date:

Exhibit F.3.10

Form of Final Completion Certificate

Date of Final Completion:  _____________________

1.

Reference is made to the Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.

The undersigned, Supplier, does hereby certify and represent as follows to Buyer:

a.

All of the Wind Turbines have achieved Commissioning Completion or, in the event this Final Completion Certificate is submitted pursuant to Section 4.2.5 of the Agreement, (a) Commissioning Completion of Wind Turbine No. ______ has not been achieved within ninety (90) days following the applicable anticipated Commissioning Completion Date set forth on the Project Schedule, and (b) all of the other conditions to Final Completion set forth in Section 7.3 of the Agreement have been satisfied with respect to the Wind Turbines that have achieved Commissioning Completion;

b.

A Punch List for the Equipment Supply Obligations (or, in the event this Final Completion Certificate is submitted pursuant to Section 4.2.5 of the Agreement, the Wind Turbines that have achieved Commissioning Completion) has been prepared and agreed upon between Buyer and Supplier; and

c.

All Supplier Documents and Deliverables required to be delivered under the Agreement to Buyer by Supplier on or before Final Completion have been delivered to Buyer.

3.

The person signing below is authorized to submit this Final Completion Certificate to Buyer for and on behalf of Supplier.

SUPPLIER:

Vestas – American Wind Technology, Inc.,

a California corporation

By: _______________________

Name: _____________________

Title: ______________________

Date: ______________________

Buyer to cross through one (1) of the following statements:

A.

Buyer agrees that (i) Final Completion has been achieved or (ii) in the event this Final Completion Certificate is submitted pursuant to Section 4.2.5 of the Agreement, Supplier is entitled to the pro rata portion of the Final Completion payment allocable to the Wind Turbines that have achieved Commissioning Completion.

B.

Buyer does not agree that (i) Final Completion has been achieved or (ii) in the event this Final Completion Certificate is submitted pursuant to Section 4.2.5 of the Agreement, Supplier is not entitled to the pro rata portion of the Final Completion payment allocable to the Wind Turbines that have achieved Commissioning Completion, in either case due to the omissions, liens or defects listed below and/or the incomplete nature of the specified portions of the Equipment Supply Obligations listed below:

.

The person signing below is authorized to submit this form to Supplier for and on behalf Buyer.

ACCEPTED BY BUYER:

Madison Gas and Electric Company,

a Wisconsin corporation

By:

____________________________

Name:

____________________________

Title:

____________________________

Date:

____________________________

Exhibit F.3.11

Form of Delayed Final Completion Certificate

DATE:

1.

Supplier has delivered this completed Delayed Final Completion Certificate to Buyer on the above date.  Capitalized terms used but not defined herein have the meanings set forth in that certain Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).

2.

Pursuant to Section 4.2.5 of the Agreement, Supplier hereby certifies and represents that Final Completion could not be achieved within sixty (60) days following the date of the final Commissioning Completion Certificate or Delayed Commissioning Completion Certificate, as applicable, due to an Excusable Event.

3.

The person signing below is authorized to submit this Delayed Final Completion Certificate to Buyer for and on behalf of Supplier.

Vestas-American Wind Technology, Inc., a California corporation
By: Name: Title:
Date:

Exhibit F.3.12

SCADA Substantial Completion Checklist

________________________________________________________________________________

Contents

OBJECTIVES

SCADA DATA PATH TEST

CHECK AND VERIFICATION OF THE SCADA SYSTEM CONFIGURATION

Objective

Methodology

SCADA DATA PATH TEST SUMMARY

CHECK OF THE FUNCTIONALITY OF THE FIBRE OPTIC INFRASTRUCTURE

Objective

Methodology

FIBRE OPTIC INFRASTRUCTURE TEST SUMMARY

SCADA FUNCTIONALITY TEST

Objective and methodology

TEST AND COMMISSIONING CERTIFICATE

Operational data presentation

Operational commands

Presentation of instant data from other park units

Calculations and presentations based on collected data

User management

Additional checks

Test comments

Objectives

The SCADA system consists of standard units and equipment combined in a project specific layout and fibre optic infrastructure. All standard units and equipment will be factory tested and inspected prior to delivery and commissioning on site in accordance with Vestas quality assurance system. The site specific supplies, systems and functions that are not tested prior to installation and commissioning is subject to a project specific SCADA test on site.

The overall objectives for testing the SCADA system are the following:

SCADA Data Path Test:

•

To demonstrate that the SCADA system configuration as supplied on site is correct

•

To demonstrate the functionality of the fibre optic infrastructure

SCADA Functionality Test:

•

To demonstrate the functionality of the SCADA system

SCADA Data Path Test

The SCADA Data Path Test consists of two parts:

•

Check and verification of the SCADA system configuration

•

Check of the functionality of the fibre optic infrastructure

Check and verification of the SCADA system configuration

Objective

Correct project specific label and identification (ID) of each unit i.e. turbine, meteorology station, grid station etc. in the SCADA system is checked and verified.

Methodology

The correct system configuration of the project is demonstrated by simulating an event in a turbine and subsequently check that the event is recorded correctly in the correct unit.

Wind turbines

•

An event is initiated in the turbine in question, e.g.: manual stop/start by e.g. activating the service key

•

The SCADA error log is checked for correct error identification and turbine identification

•

A temperature signal such as the tower base temperature is disconnected resulting in an invalid temperature value being entered into the 10-minute database

•

The invalid temperature is maintained for a complete 10-minute period

•

In the SCADA 10-minute database the turbine identification in question and the presence of invalid temperature data are checked and verified.

Meteorology stations and grid stations

•

The connection between the unit and the SCADA network or the connection between sensors and the meteorology station controller is interrupted

•

The disconnection is maintained for a complete 10-minute period

•

In the SCADA 10-minute database the unit identification and the presence of invalid data are checked and verified.

Scope of tests

One turbine on each loop and all Meteorology and Grid stations units of the wind power plant must be checked and verified for correct labelling and ID.

SCADA data path test summary

WTG identifier………………………………

Initiated event…………………………….…

Initiated signal………………………….…..

	Yes	No
Correct turbine/error identification in error log
Correct turbine/signal identification in 10-minute database

Met Station identifier…………………………….

Initiated signal………………………….…..

	Yes	No
Correct met. Station/signal identification in 10-minute database

Grid Station identifier…………………………..

Initiated signal………………………….…..

	Yes	No
Correct grid station identification in 10-minute database

Test results recorded by:

Test results approved by:

________________________________

________________________________

Supplier

Customer

Date:

_____________________

Date:

_____________________

Check of the functionality of the fibre optic infrastructure

Objective

High-quality workmanship when the SCADA installed on site is a prerequisite for a correct and accurate function of the SCADA communication system. When the SCADA system is installed, focus is on correct connection of each turbine, meteorology station, grid station etc. to the SCADA system via the fibre optic communication loops

The objective of the fibre optic infrastructure test is to verify the functionality of the signal path from all turbines and other SCADA units supplied by the Supplier, as follows:

•

Fibre optic connections in each turbine

•

Fibre optic communication loops

•

Connections at the SCADA server switch

Methodology

The fibre optic infrastructure is checked by monitoring each unit in the SCADA Vestas Online Business program.

To verify that communication with e.g. a turbine in the wind power plant takes place, the "Park Event Overview" window in Vestas Online Business is started. The turbine is monitored over a period of time enabling values such as wind speed to show variation. Wind speed data should be available and changing for all turbines.

In order to verify variation and thus communication to each unit, the wind speed data are chosen as the sample value for wind turbines and meteorology stations. For grid stations, the active power value should be chosen.

Fibre optic infrastructure test summary

WTG identifier………………………………

	Yes	No
Communication to wind turbine

Met Station identifier…………………………….

	Yes	No
Communication to meteorology station

Grid Station identifier…………………………….

	Yes	No
Communication to grid station

Test results recorded by:

Test results approved by:

________________________________

________________________________

Supplier

Customer

Date:

_____________________

Date:

_____________________

SCADA Functionality Test

Objective and methodology

The objective of the SCADA Site Acceptance Test procedure is to verify the functionalities of the SCADA system when it has been installed and commissioned on site. This includes presentation of online data from a turbine, grid and meteorology station, remote operation of a turbine and presentation of reports based on collected data from the database.

The following document is the Test and Commissioning Certificate for the Vestas Online Business Server SCADA system.

Each line in the checklists with test-numbers is checked off in the ‘Check’ column after completion of each test. Each sheet is signed by the person who has made the records on the sheet and by a customer representative assisting the test and commissioning of the SCADA system.

If there are any comments during the test, these can be listed on the last page with a reference to the test in question.

A summary of the test result is written on the cover page - this will indicate if any particular observations or interpretations were made during the test.

The commissioning certificate is the output of the test - and is signed by the Supplier and/or his representatives and the Customer and/or his representatives participating in the test.

Test and Commissioning Certificate

Project:

____________________________

System under Test:

Vestas Online Business Server System

Date of Test:

____________________________

The undersigned hereby accept being participants in the functionality test of the SCADA system.

The main functions of the SCADA were tested according to attached pages, and no deficiencies or malfunctions other than mentioned in the list below were detected or observed.

Date	Signature	Position	Company

Comments:

Recorded by:	Approved by:
Date:	Date:

Operational data presentation

The objective is to verify that online operational data are being transferred from different parts of the wind turbine.

Select a reference turbine to conduct the reference measurements.

Location: Control building and selected reference turbine.

Selected reference turbine

In the “Menu item” columns below, the procedure to access the menu item is described.

One person should be in the Control building and another one located in the turbine. Using mobile phones or walkie-talkies, they should verify that the readings from the turbine display in the turbine match the readings in the SCADA system.

RCOT = Use the mouse to Right-Click On the selected reference turbine.

Test	Description	Menu item	Check
	WTG Instant data	RCOT → Present
1-1	Status information	→ Status
1-2	Temperatures	→ Temperature
1-3	Grid information	→ Grid
1-4	Production figures	→ Production
1-5	Operation counters	→ Counters
	WTG Logbooks	RCOT → Logbooks
1-7	Alarm logbook	→ Alarm logbook
1-8	Warning logbook *	→ Warning logbook
Recorded by:		Approved by:
Date:		Date:

*Note: Logbooks do not apply to TAC-II turbines.

Operational commands

The objective is to verify that commands are being transferred to the wind turbine.

Location: Control building

Be aware that the following test will interact with the operation of the turbine.

Test	Description	Menu item	Check
	WTG Commands	RCOT → Commands
2-1	Start turbine	→ Start turbine
2-2	Stop turbine	→ Stop turbine
2-3	Reset alarm-code in turbine	→ Reset alarm in turbine
Recorded by:		Approved by:
Date:		Date:

Presentation of instant data from other park units

The objective is to verify that communication with grid and meteorology stations is taking place.

Location: Control building and at the selected park units.

Selected reference grid station
Selected reference meteorology station

RCOG = Use the mouse to Right-Click On the selected reference Grid station

RCOM = Use the mouse to Right-Click On the selected reference meteorology station

Test	Description	Menu item	Check
	Grid station instant data	RCOG → Present
3-1	Status information	→ Analogue
	Met station instant data	RCOM → Present
3-2	Status information	→ Analogue
Recorded by:		Approved by:
Date:		Date:

The above-mentioned park units may not be applicable in all wind power plants.

Calculations and presentations based on collected data

The objective is to verify different reports generated on the basis of collected data.

Location: Control building

RCOPC = Use the mouse to Right-Click On the site PC

Test	Description	Menu item	Check
	Database	RCOPC → Database
4-1

Power curve presentation;

-

Power curve with no corrections.

-

Using meteorology station data correction.

-

Using correction of temperature & pressure.

-

Using meteorology station data and temperature & pressure.

Scatter curve

-

Scatter curve with 10 min dots from turbine

Wind curve presentation

-

Present turbine wind data

-

Present Met station wind data

→ Power curve / Wind curve
4-2	Wind / Energy rose - Present a wind rose - Present a energy rose	→ Wind / Energy rose
4-3

Present 10 min. data

-

Check that collected 10min data are available from the Vestas Online Business client connected to the Vestas Online Business Server database system.

-

Verify that data are collected from turbines, met- and grid-stations.

→ Collected data viewer
	Logbooks	RCOPC → Logbooks
4-4	Park log	→ Park log
4-5	Statistics	→ Statistics
Recorded by:	Approved by:
Date:	Date:

User management

The objective is to verify that new users can be created and their rights can be secured.

Location: Control building and selected reference turbine.

Test	Description	Menu item	Check
	User management	RCOPC → Misc
5-1	Create a new user with access level 1 and verify that the user can only access online information (instant values) from the turbines. Verify that the user cannot send commands to the turbines.	User management
5-2	Create a new user with access level 3 and verify that the user can access online information (instant values) and send commands to the turbines.	User management
Recorded by:	Approved by:
Date:	Date:

Additional checks

The objective is to verify that the system is running satisfactorily.

Location: Control building

Test	Description	Check
UPS (Uninterruptible Power Supply)
6-1

Disconnect the power to the UPS unit - simulating loss of power to the SCADA system.

-

Check that the power loss is logged in the system log.

-

Check that the system reboots again and return to normal operation after the power has been re-connected.

Check the data integrity of collected data
6-2

Verify that 10-min data are being collected and that no losses have occurred.

The 10-min data can be viewed from the Data Collection Viewer.

The data integrity should be verified over a specified period of at least 14 days of normal operation.

Vestas Online Business dial-in verification
6-3	Verify that it is possible to dial in with Vestas Online Business and operate the wind power plant remotely via a regular modem connection.
Recorded by:	Approved by:
Date:	Date:

The above tests are subject to changes, as the Vestas Online Business product is developed with further enhancements.

Test comments

If one or more test needs further explanation (e.g. not possible, not accessible or similar) write down the test number and a description of the issue.

Test	Description	Init

Recorded by:	Approved by:
Date:	Date:

Exhibit F.3.13

Form of SCADA Completion Certificate

Date of SCADA Completion: ________________

1.

Reference is made to the Wind Turbine Supply Agreement, dated as of September 29, 2006 (the “Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.

The undersigned, Supplier, does hereby certify and represent to Buyer that each item on the SCADA Completion Checklist has been satisfied in accordance with the Agreement.

3.

The person signing below is authorized to submit this SCADA Completion Certificate to Buyer for and on behalf of Supplier.

SUPPLIER:

Vestas–American Wind Technology, Inc.,

a California corporation

By: ______________________________

Name: ___________________________

Title: ____________________________

Date: ____________________________

Buyer to cross through one (1) of the following statements:

A.

Buyer agrees that SCADA Completion has been achieved.

B.

Buyer does not agree that SCADA Completion has been achieved due to the omissions, liens or defects listed below and/or the incomplete nature of the specified portions of the Equipment Supply Obligations listed below:

The person signing below is authorized to submit this form to Supplier for and on behalf Buyer.

ACCEPTED BY BUYER:

Madison Gas and Electric Company,

a Wisconsin corporation

By:

____________________________

Name:

____________________________

Title:

____________________________

Date:

____________________________